                                                                   EXHIBIT 10.26

                        DATED THIS 1ST DAY OF APRIL, 2003

                                     Between

                                GEOK HONG SDN BHD

                                  ("Landlord")

                                       And

                           MATTLINE INDUSTRIES SDN BHD
                                   ("Tenant")

     ----------------------------------------------------------------------

                                TENANCY AGREEMENT

     ----------------------------------------------------------------------

                                 WONG & PARTNERS
                             ADVOCATES & SOLICITORS
                                Level 41, Suite A
                                Menara Maxis KLCC
                               50088 Kuala Lumpur
                           Telephone: (603) 2055 1888
                           Facsimile: (603) 2161 2919

                                                                   EXHIBIT 10.26

                                TABLE OF CONTENTS

CLAUSE                                                                                        PAGE
1.       DEFINITIONS AND INTERPRETATION.........................................                1

         1.1.     Definitions...................................................                1

2.       AGREEMENT FOR TENANCY..................................................                3

         2.1.     Grant of Tenancy..............................................                3
         2.2.     Term of Tenancy...............................................                4
         2.3.     Rent Reserved.................................................                4

3.       TENANT'S COVENANTS.....................................................                4

         3.1.     Tenant's Covenants............................................                4

4.       LANDLORDS' COVENANTS...................................................                8

         4.1.     Landlord's Covenants..........................................                8

5.       BREACH AND TERMINATION.................................................                9

         5.1.     Forfeiture on Breach..........................................                9

6.       FIRES, ACCIDENTS AND OTHER SPECIFIED EVENTS............................               10

         6.1.     Suspension of Rent............................................               10
         6.2.     Damage by Fire etc............................................               10
         6.3.     Accidents on Premises.........................................               11

7.       OPTION FOR RENEWAL.....................................................               11

         7.1.     First Renewal Option..........................................               11
         7.2.     Second Renewal Option.........................................               11
         7.3.     Revised Rent..................................................               12

8.       REPRESENTATIONS AND WARRANTIES.........................................               12

9.       MISCELLANEOUS..........................................................               12

         9.1.     Notices.......................................................               12
         9.2.     Time of Essence...............................................               14
         9.3.     Amendments and Severability...................................               14
         9.4.     Exclusion.....................................................               14

         9.5.     Waiver........................................................               14
         9.6.     Binding Effect................................................               14
         9.7.     Assignment....................................................               14
         9.8.     Governing Law and Jurisdiction................................               14
         9.9.     Expenses and Costs............................................               15
         9.10.    Interpretation of Headings....................................               15

                                                                   EXHIBIT 10.26

                                TENANCY AGREEMENT

THIS TENANCY AGREEMENT is made the day and year stated in Item 1 of the First Schedule hereto between the parties whose names and descriptions are stated in
Item 2 of the said Schedule ("THE LANDLORD") of the one part AND the party whose name and description are stated in Item 3 of the said Schedule ("THE TENANT") of the other part.

RECITALS

(A) Geok Hong Sdn Bhd is the legal and beneficial owner of land held under HSD 31775, PT 3222 at Mukim 1, Seberang Perai Tengah, Pulau Pinang upon which is erected a factory building known as "P3" (the "DEMISED PREMISES"), as delineated in red on the site plan annexed hereto as ANNEXURE 1.

(B) The Landlord is desirous of granting and the Tenant of accepting a tenancy of the Demised Premises, subject to the terms and conditions hereinafter contained.

NOW THIS AGREEMENT WITNESSETH AND IT IS AGREED  as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1.     Definitions

Wherever used in this Agreement (unless the context shall otherwise require) the following expressions shall have the following meanings:

"APPROPRIATE AUTHORITY"                Any governmental or quasi-government
                                       authority or agency authorized under any written law in force in Malaysia to supply electricity, water, telephone and other amenities.

"BUSINESS"                             The business of the Tenant being
                                       electronic manufacturing services.

"COMMENCEMENT DATE"                    The date on which the Term shall commence
                                       which date is stated in Item 5(b) of the FIRST SCHEDULE hereto annexed.

"COMPLETION DATE"                      means the date of completion of the Joint
                                       Venture Agreement;

"DEMISED PREMISES"                     The premises to be let by the Landlord to
                                       the Tenant, particulars whereof are set
                                       out in Item 4 of the FIRST SCHEDULE
                                       hereto annexed and which expression shall include all or any part thereof.

"EXPIRY DATE"                          The date on which the Term is deemed to
                                       be terminated by effluxion of time
                                       (unless sooner determined or otherwise
                                       extended under the provisions hereof),
                                       which date is stated in Item 5(c) of the FIRST SCHEDULE hereto annexed.

"FIRST RENEWAL TERM"                   The term of years to be granted on a
                                       renewal of the tenancy of the Demised
                                       Premises in accordance with Clause 7.1,
                                       which renewal term is stated in Item 9 of the FIRST SCHEDULE hereto annexed.

"FIRST RENEWAL TERM
EXPIRY DATE"                           The date on which the First Renewal Term
                                       is deemed to be terminated by effluxion
                                       of time (unless sooner determined or
                                       otherwise extended under the provisions
                                       hereof), which date is stated in Item
                                       5(d) of the FIRST SCHEDULE hereto
                                       annexed.

"JOINT VENTURE
AGREEMENT"                             means the joint venture agreement between
                                       TFS International, Ltd., TFS
                                       International II, Ltd., Unico Systems Sdn
                                       Bhd, Unico Holdings Berhad and the Tenant dated April 1, 2003;

"LANDLORD" The party whose name and description are stated in Item 2 of the FIRST SCHEDULE hereto annexed, which expression shall include its successors-in-title and assigns.

"LANDLORD'S
FITTINGS"                              The Landlord's fixtures and fittings to
                                       be included in the tenancy hereby granted including without limitation the items which particulars whereof are described in the Second Schedule hereto annexed and which expression shall include all or any part thereof or any replacement or substitution thereof.

"MONTH" A period calculated from any specific day up to and including the day numerically corresponding to that specific day in the relevant subsequent month or if there shall be no such day or such subsequent month, then the period shall expire on the last day of that month.

"RENT" The amount payable by the Tenant to the Landlord monthly in advance as rent during the Term hereby granted, which amount is stated in Item 6 of the FIRST SCHEDULE hereto annexed and which expression shall include the Revised Rent.

"RENT DEPOSIT"                         The amount payable forthwith by the
                                       Tenant to the Landlord as deposit to
                                       secure the due observance and performance of the covenants on the part of the Tenant herein contained, which amount is stated in Item 7 of the FIRST SCHEDULE hereto annexed.

"REVISED RENT"                         means the Rent for the tenancy of the
                                       Demised Premises during the Second
                                       Renewal Term, determined in accordance
                                       with Clause 7.3.

"SECOND RENEWAL
TERM" The term of years to be granted on a second renewal of the tenancy of the Demised Premises in accordance with Clause 7.2, which term is stated in Item 10 of the FIRST SCHEDULE hereto annexed.

"UTILITIES CHARGES"                    means all charges and outgoings in
                                       respect of electricity, water, gas (if
                                       any), telephone and other utilities
                                       consumed and used by the Tenant in the
                                       Demised Premises.

"UTILITIES DEPOSIT"                    means the deposit for the payment by the
                                       Tenant of the Utilities Charges, which
                                       amount is stated in Item 8 of the FIRST
                                       SCHEDULE hereto annexed.

"TENANT" The party whose name and description is stated in Item 3 of the FIRST SCHEDULE hereto annexed, which expression shall include its successors-in-title and permitted assigns, as the case may be.

"TERM" The term of years hereby granted for the tenancy of the Demised Premises, which term is stated in Item 5(a) of the FIRST SCHEDULE hereto annexed.

"YEAR"                                 A period of three hundred and sixty five
                                       (365) days.

Words importing masculine gender shall include the feminine and neuter genders. Words importing the singular shall include the plural number and vice versa. References to any statute or legislation include any statutory amendment or re-enactment thereof. All references to Clauses and Schedules are unless otherwise provided, references to Clauses of and Schedules to this Agreement. The headings of this Agreement are inserted for convenience only and shall not define or limit the provisions hereof. Where there are two or more persons included in the expressions "the Landlord" and /or " the Tenant" all covenants agreements and stipulations expressed to be made by the Landlord shall be deemed to be made by such persons jointly and severally.

2.       AGREEMENT FOR TENANCY

2.1.     Grant of Tenancy

         In consideration of the Rent and the Tenant's covenants hereinafter reserved and contained, the Landlord let and the Tenant takes the Demised Premises.

2.2.     Term of Tenancy

         The tenancy herein granted shall be for a Term commencing from the Commencement Date and expiring on the Expiry Date, subject to the provisions for sooner determination hereinafter contained.

2.3.     Rent Reserved

         (a) The Rent hereby reserved in the amount stated in Item 6 of the FIRST SCHEDULE hereto annexed shall be paid without any deduction whatsoever monthly in advance on or before the 7th day of the month, save that the first payment of Rent shall be made on the Commencement Date, pro-rated to the amount of days remaining in that month.

         (b) In respect of the final month of the tenancy of the Demised Premises, the payment of Rent shall be made no later than the 7th day of that month, pro-rated to the amount of days remaining in that month.

3.       TENANT'S COVENANTS

3.1.     Tenant's Covenants

         The Tenant hereby covenants with the Landlord as follows:

         (a)      To Pay Rent

                  To pay the Rent reserved punctually on the days and in the manner aforesaid.

         (b)      To Pay Rent Deposit and Utilities Deposit

                  Upon the execution of this Agreement to deposit with the Landlord the Rent Deposit and Utilities Deposit stipulated in Items 7 and 8 respectively of the FIRST SCHEDULE and such deposit less any monies found to be due and owing by the Tenant under the provisions herein, shall be refunded free of interest to the Tenant within fourteen (14) days after the expiration or determination of the tenancy, failing which the Landlord shall further pay to the Tenant an agreed interest calculated at the then prevailing Base Lending Rate of Malayan Banking Berhad on the Rent Deposit and Utilities Deposit from the expiry of the fourteen (14) day period up to the date of the actual payment thereof. The Rent Deposit and Utilities Deposit shall not be taken to be or treated as payment of Rent in ascertaining whether Rent has been in arrears.

         (c)      Restriction on Assignment, Sublet, etc

                  Not to assign, sublet, part with, share possession or grant any licenses for use of the Demised Premises or any part thereof without prior written consent of the Landlord.

         (d)      To Keep in Repair

                  To keep the interior of the Demised Premises, the flooring and interior plaster or other surface material or rendering on walls and ceilings including sanitary apparatus, pipes, doors, windows, glass, shutters, locks, fastenings, electric wire, installations for light and power and other fixtures or additions thereto and the Landlord's Fittings (if any) thereon in good and tenantable repair and clean condition (fair, wear and tear and damage by fire, storm, tempest, riot and other causes beyond the Tenant's control excepted) and to replace or to repair any part of the Demised Premises and the Landlord's Fittings therein which shall be broken or damaged due to malicious negligence or careless acts or omissions of the Tenant.

         (e)      To Inform Landlord of Damage

                  To immediately inform the Landlord of any damage caused to the Demised Premises or to any electrical, mechanical or air-conditioning fittings and other fittings within P3.

         (f)      To Permit Landlord to Enter View and Execute Repairs

                  To permit the Landlord its agents or workmen to enter upon the Demised Premises at all reasonable hours and provided reasonable advance written notice has been served on the Tenant, to view the condition thereof and to issue notice in writing addressed to the Tenant of all defects and damage then found and the Tenant shall make good the same according to such notice where reasonable and if the Tenant shall fail so to do, the Tenant shall permit the Landlord to enter upon the Demised Premises for the purpose of carrying out such repairs at reasonable costs and the costs thereof shall on demand be forthwith repaid by the Tenant to the Landlord.

         (g)      Not to Break Walls or Make Alterations

                  Not to break open or damage any part of the structural walls of the Demised Premises or otherwise make any additions or alterations in the structure or layout thereof without prior consent in writing of the Landlord PROVIDED that subject to such consent aforesaid the Tenant in breaking open the structural walls for any electrical installation or office partitions shall do so at its own costs and in a good and workmanlike manner AND all such electrical installations or office partitions affixed or fastened to the Demised Premises or any part thereof shall belong to the Landlord and shall not be removed, unless expressly excluded by prior written consent of the Landlord. Where such written exclusion is sought and obtained, the Tenant hereby covenants to make good to the satisfaction of the Landlord any damage done to the Demised Premises or any part thereof by the installation use and removal of any of such fittings belonging to the Tenant.

         (h)      Structural Changes

                  Not to carry out any structural changes or substantial renovations or alterations to the Demised Premises without the Landlord's written consent to such changes. In the event such changes have been consented to by the Landlord, the Landlord reserves the right to demand the removal of such changes or renovations at the end of the Tenancy and the cost and expense of removing the same shall be borne and paid by the Tenant.

         (i)      Excessive Load

                  The Tenant shall not place or permit to be placed upon the floor of the Demised Premises a load in excess of the weight stated in Item 11 of the First Schedule and shall when required by the Landlord distribute any load on the floor of the Demised Premises in accordance with the directions and requirements of the Landlord. In the interpretation and application of this Clause 3.01(i), the decision of the Landlord's consultants, engineers, surveyors or architects shall be final and binding upon the Tenant.

         (j)      Not to Use for Illegal or Immoral Purposes

                  Not to use or permit or suffer the Demised Premises or any part thereof to be used for any illegal or immoral purposes.

         (k)      Specified Use Only

                  To use and occupy the Demised Premises to carry on the Business of the Tenant only and not for any other purpose.

         (l)      To Comply with Notices

                  Upon the receipt of any notice, order, direction or other thing from a competent authority affecting or likely to affect the Demised Premises whether the same shall be served directly on the Tenant or the original copy thereof be received from any other lessee or other person whatsoever the Tenant will so far as such notice, order, direction or other thing or the ordinance regulations or other instrument under and by virtue or which it is issued or the provisions hereof require of the Tenant to do so comply therewith at its own expenses and will forthwith deliver to the Landlord a copy of such notice order or other thing.

         (m)      Inflammable Substance on Premises

                  Not to store or bring upon the Demised Premises arms, ammunition or unlawful goods, gunpowder, petrol, kerosene or any explosive or combustible substance in any part of the Demised Premises (save as required for the Business) and not to do or permit or suffer to be done anything whereby the policy or policies of insurance on the Demised Premises against loss or damage by fire for the time being subsisting may become void or voidable or whereby the rate of premium thereon may be increased and to make good all damages suffered by the Landlord and to repay to the Landlord all sums paid by the Landlord by way of increased premiums and all expenses incurred by the Landlord in or about any renewal of such policy or policies rendered necessary by a breach or non-observance of this covenant.

         (n)      Advertisement

                  Any placard, poster, notice, advertisement, name, or sign erected, attached or exhibited by the Tenant shall at the expiry or termination of the tenancy be dismantled by the Tenant at its own expense. Any placard, poster, notice, advertisement, name or sign erected, allocated or exhibited by the Tenant which is not in conformity with this present covenant shall forthwith be dismantled at the cost of the Tenant unless otherwise agreed to by the Landlord in its absolute discretion.

         (o)      Not to Permit Nuisances, etc.

                  Not to do or suffer the Demised Premises or any part thereof any act, matter or thing, whatsoever which may be or tend to the nuisance, annoyance, damage or disturbance of the Landlord or the owners, tenants, lessees or occupiers of any adjoining or neighbouring property.

         (p)      Laws and Regulations

                  Not to do or permit to be done on the Demised Premises anything which will or may infringe any of the laws, by-laws or regulations made by the government, the local town board or any competent authority affecting the Demised Premises.

                  To obtain and maintain at its own expense all licenses, permits, registrations (including trade name) and other consents necessary for the conduct of the Business;

         (q)      To Keep Clean the Premises etc.

                  At all times to keep clean the Demised Premises and not to cause or permit any obstruction to the entrance, exit, passageways, stairways, pavements, drains, pipes, toilets, drainage or sewerage systems and other areas, the use of which is common to the Demised Premises and to other premises.

         (r)      To Repaint Interior and Exterior Walls

                  To repaint the interior and exterior walls of P3 with a single coat of paint of the original colour no less than two (2) months prior to the expiration of this tenancy.

         (s)      To Yield Up

                  At the expiration or determination of this tenancy peaceably to surrender and yield up to the Landlord the Demised Premises in good tenantable repair and condition and in proper working order (fair, wear and tear and damage by fire, storm, tempest, riot and other causes beyond the Tenant's control excepted) AND IT IS AGREED that the foregoing covenant shall apply and attach to all fixtures or fittings affixed or fastened to the Demised Premises or any part thereof by the Tenant AND that the Tenant may from time to time substitute the Landlord's Fittings of at least as good a kind or quality as and not less suitable in character nor of less value than those for which they are respectively to be substituted and in any such case this present covenant shall attach and apply to the things so substituted.

4.       LANDLORDS' COVENANTS

4.1.     Landlord's Covenants

         The Landlord hereby covenants with the Tenant as follows :

         (a) That in consideration of the Tenant duly paying the rent hereby reserved and observing and performing the several covenants and stipulations herein the Tenant shall peaceably hold and enjoy the Demised Premises during the said Term without any disturbances by the Landlord or any person lawfully claiming under or in trust for the Landlord;

         (b) At all times throughout the Term hereby created to keep the Demised Premises insured (excluding the Tenant's fixtures, fitting, furniture and stocks) against loss or damage by fire and to pay all premiums incurred;

         (c) To pay all present and future quit rent, assessment, property tax or other rates and impositions of like nature by whatsoever name levied in respect of the Demised Premises;

         (d) To keep the main structure the main drains and the main pipes and the external wall of the Demised Premises in good and tenantable repair and conditions unless it is damaged by malicious negligence or careless acts or omissions of the Tenant its servants employees agents invitees or licensees;

         (e) To refund the Rent Deposit and Utilities Deposit to the Tenant within fourteen (14) days after the Tenant shall have:

                  (i) yielded up vacant possession of the Demised Premises to the Landlord in good and substantial repair and condition and in accordance with the covenants herein contained; and

                  (ii) provided evidence satisfactory to the Landlord that it has settled all arrears of Rent and Utilities Charges.

                           PROVIDED in default of the aforesaid the Landlord shall be at liberty to deduct therefrom such sum or sums as may be required to cover all arrears of Rent and the cost of carrying out any repair that should have been undertaken by the Tenant;

         (f) Notwithstanding anything in this Agreement, the Landlord shall ensure that the Tenant is permitted to carry out renovations and alterations, (structural or otherwise), and create partitions in (whether permanent or temporary) to the Demised Premises or any part thereof in accordance with the business requirements of the Tenant.

5.       BREACH AND TERMINATION

5.1.              Forfeiture on Breach

         If:

         (1) the Rent hereby reserved or any part thereof shall at any time be unpaid for fourteen (14) days after becoming payable (whether formally demanded or not);

         (2) any of the covenants on the part of the Tenant herein contained shall not be performed or observed;

         (3) the Tenant shall enter into any composition for the benefit of its creditors or shall suffer any distress or execution to be levied on the its goods or have a receiving order made against it or shall become bankrupt;

         then and in any of the said cases it shall be lawful for the Landlord to issue to the Tenant a notice in writing:

         (a)      specifying the particular breach complained of; and

         (b) if the breach is capable of remedy, requiring the Tenant to remedy it,

         and in the event that the Tenant shall fail within fourteen (14) days after the service of such notice on the Tenant including the day of such service, to remedy the breach (if it is capable of remedy) to the satisfaction of the Landlord, it shall be lawful for the Landlord at any time thereafter to forfeit this tenancy and to re-enter onto the Demised Premises or any part thereof in the name of the whole and thereupon this tenancy shall absolutely determine but without prejudice to the right of action of the Landlord in respect of any antecedent breach by the Tenant of the covenants herein contained.

6.       FIRES, ACCIDENTS AND OTHER SPECIFIED EVENTS

6.1.     Suspension of Rent

         If the Demised Premises or any part thereof shall be destroyed or damaged by fire (except where the fault or negligence of the Tenant has caused the fire) lightning, flood, storm, explosion or in any way rendered unfit for use or occupation for a period greater than one (1) month, then the rent hereby covenanted to be paid or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises shall again be rendered fit for habitation and use. The period in which the rent has been suspended shall be extended into the Term of tenancy granted herein PROVIDED THAT in such event the Tenant may determine the tenancy by giving one (1) month's notice in writing and be entitled to the return of the Rent Deposit and Utilities Deposit within fourteen (14) days from the date of such termination but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of covenant AND PROVIDED FURTHER THAT nothing in this clause shall render it obligatory on the Landlord to restore, reinstate or rebuild the Demised Premises or any part thereof, if the Landlord in its absolute discretion does not desire to do so in which event the Landlord shall be entitled to terminate this tenancy by one (1) month's notice in writing to the Tenant and upon such termination neither party shall have any claims against the other save and except in respect of any antecedent claim or breach of covenant.

6.2.     Damage by Fire etc.

(a) If the Demised Premises or any part thereof shall be destroyed or damaged by fire (except where such fire has been caused by the fault or negligence of the Tenant) earthquakes, riot, civil commotion or Act of God or other inevitable cause without default of the Tenant so as to render the Demised Premises, in the opinion of the relevant authorities to be unfit for occupation and use by the Tenant then in such an event, the Tenant shall have the right to determine the Tenancy by giving a notice in writing to the Landlord within fourteen (14) days upon receipt of the written confirmation by the relevant authorities whereupon the Landlord shall refund the Rent Deposit and Utilities Deposit to the Tenant within thirty (30) days of receipt of the Tenant's notice of termination.

(b) In the event that the Tenant fails to exercise the right as provided for under Clause 6.02(a) within fourteen (14) days upon receipt of the said written confirmation by the relevant authorities then the rent hereby covenant to be paid or a fair proportion hereof according to the nature and extent of the damage sustained shall be suspended from the date of such destruction or damage (hereinafter referred to as the "DESTRUCTION DATE") until the Demised Premises shall again be rendered fit for occupation and use by the Tenant within two (2) months from the Destruction Date.

6.3.     Accidents on Premises

         The Landlord shall not be responsible to the Tenant or the Tenant's licensees, servants, agents or other persons in the Demised Premises or calling upon the Tenant for any accident happening or injury suffered or damage to or loss of any chattel or property sustained on the Demised Premises or in the building of which the Demised Premises form part SAVE WHERE the accident occurred due to the fault or negligence of the Landlord, in which event the Landlord shall make reasonable compensation to the persons suffering such loss, injury or damage.

7.       OPTION FOR RENEWAL

7.1.     First Renewal Option

         If either the Landlord or the Tenant intends for the tenancy of the Demised Premises to be extended for the further term stated in Item 9 of the FIRST SCHEDULE hereto ("FIRST RENEWAL TERM"), the Landlord or the Tenant may give written notice to the other party not later than 3 months before the Expiry Date, and the Landlord shall grant, and the Tenant shall take, at the cost of the Tenant a new tenancy of the Demised Premises for the First Renewal Term beginning from the Expiry Date upon covenants and stipulations identical to those as are herein contained with the exception of this covenant for renewal and other provisions contained in clause 7.02 and 7.03, provided always that where the Tenant seeks to extend the tenancy of the Demised Premises, it shall be incumbent on the part of the Tenant to have fulfilled and /or performed the following conditions precedent:

         (a)      the Tenant shall have paid the Rent hereby reserved,

         (b) the Tenant shall have performed and observed all the covenants and obligations on the Tenant's part contained until the Expiry Date.

7.2.     Second Renewal Option

         If, during the First Renewal Term, the Tenant shall be desirous of tenanting the Demised Premises for a further term or terms of years as stated in Item 10 of the FIRST SCHEDULE hereto ("SECOND RENEWAL TERM"), the Tenant shall give written notice of such desire to be served upon the Landlord no later than 3 months before the First Renewal Term Expiry Date and subject to the fulfillment of the following conditions precedent:

         (a)      that the Tenant shall have paid the Rent hereby reserved,

         (b) that the Tenant shall perform and observe all the covenants and obligations on the Tenant's part contained until the First Renewal Term Expiry Date,

         then the Landlord will grant to the Tenant at the cost of the Tenant a new tenancy of the Demised Premises for the Second Renewal Term beginning from the First Renewal Term Expiry Date upon covenants and stipulations identical to those as are herein contained with the exception of this covenant for renewal and other provisions contained in clauses 7.01 and 7.03.

7.3.     Revised Rent

         (a) Upon receipt of the Tenant's written notice stating its intention to tenant the Demised Premises for the Second Renewal Term, the Landlord shall inform the Tenant of the Revised Rent, which is to be based on the then prevailing market rental rates for property similar in nature, use and location to the Demised Premises.

         (b) Upon receipt of written notice of the Revised Rent, the Tenant shall be entitled to negotiate the Revised Rent with the Landlord for a period of one month (or such longer period as the Tenant and Landlord may mutually agree). If at the end of such period, the Landlord and the Tenant are unable to agree on the Revised Rent, the Tenant shall be entitled to withdraw its notice to take up the Second Renewal Term and shall be under no obligation to tenant the Demised Premises for the Second Renewal Term.

8.       REPRESENTATIONS AND WARRANTIES

8.1.     Each of the parties hereby represents and warrants to the other that:

         (a)      it has full power and authority to enter into this Agreement.

         (b) the execution delivery and performance of this Agreement does not exceed the power granted to it or violate the provisions of its Memorandum and Articles of Association; and

         (c) no winding-up petition has been presented against it nor any receivers or managers appointed.

9.       MISCELLANEOUS

9.1.     Notices

         (a) Any notice, consent, request, claim, demand, instruction or other communication required or contemplated by this Agreement to be given by any party shall, unless otherwise specified herein, be in the English language and be delivered.

                  (i) by hand, by postage-prepaid registered airmail or express package service addressed to the party for which it is intended at the address specified in this Agreement or at such other address as shall be notified in writing by the respective parties. Notices shall be effected on the date of delivery as evidenced by the postal receipt or other written receipt; or

                  (ii) by facsimile to the numbers below (or to such other numbers as notified by the parties from time to time in accordance with this Clause) and shall be deemed to have been received by the addressee upon completion of transmission with correct answer back provided that the confirmation copy of the facsimile is sent to the addresses by hand or postage-prepared registered airmail.

         (b) Any such notice, consent, request, claim, demand, instruction or other communication shall be addressed as follows:

                  THE LANDLORD:             Geok Hong Sdn Bhd
                                            8th Floor, Menara BGI, Plaza Berjaya
                                            12 Jalan Imbi
                                            55100 Kuala Lumpur
                                            Tel No :  (603) 2141 0166
                                            Fax No: (603) 2142 6199

                  With copy to :            Allen & Gledhill
                                            27th Floor, West Wing
                                            Menara Maybank
                                            Jalan Tun Perak
                                            50050 Kuala Lumpur
                                            Attention - Thomas Fong

                                            Tel : (603) 2072 3212
                                            Fax : (603) 2070 8684

                  THE TENANT:               Mattline Industries Sdn Bhd
                                            Level 41, Suite B
                                            Menara Maxis
                                            Kuala Lumpur City Centre
                                            50088 Kuala Lumpur

                                            Tel. No: (603) 2055 1818
                                            Fax No: (603) 2161 2920

                  With copy to :            Wong & Partners
                                            Level 41, Suite A
                                            Menara Maxis
                                            Kuala Lumpur City Centre
                                            50088 Kuala Lumpur

                                            Tel  No : (603) 2055 1888
                                            Fax  No :  (603) 2161 2919
         or to such other address as a party may from time to time designate by notice to the others.

9.2.     Time of Essence

         Time wherever mentioned shall be of the essence of this Agreement.

9.3.     Amendments and Severability

         No provision of this Agreement may be amended, waived, discharged or terminated orally, nor may any breach of any provision of this Agreement be waived or discharged orally. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the remaining provisions of this Agreement shall in no way be affected or impaired thereby.

9.4.     Exclusion

         The parties hereto admit and declare that this Agreement with the schedules and appendices annexed thereto (except otherwise agreed, varied, modified or supplemented in writing) contains the entire agreement between the parties and that all representations made by or on behalf of the Landlord or the Tenant (whether oral or otherwise) not embodied herein are hereby expressly excluded and negated.

9.5.     Waiver

         No failure or delay on the part of any party hereto in exercising nor any omission to exercise any right power privilege or remedy accruing hereunder upon any default on the part of the other shall impair any such right, power, privilege, remedy or be construed as a waiver thereof or an acquiescence in such default nor shall any action or omission to act by the said party in respect of any default or any acquiescence in any such default affect or impair any right, power, privilege or remedy in respect of any other subsequent default.

9.6.     Binding Effect

         This Agreement shall be binding on the permitted assigns or successors-in-title (as the case may be) of the parties hereto.

9.7.     Assignment

         No part of this Agreement may be transferred or assigned by any of the parties without the prior written consent of the other.

9.8.     Governing Law and Jurisdiction

         This Agreement shall be governed by and construed in accordance with the laws of Malaysia. The parties hereby submit to the non-exclusive jurisdiction of the Malaysian courts.

9.9.     Expenses and Costs

         Each party shall bear its own solicitors' fees in the preparation of this Agreement and all other disbursements incidental thereto but the stamp duty payable for this Agreement shall be borne by the Tenant solely.

9.10.    Interpretation of Headings

         The headings of each of the clause contained herein are inserted merely for convenience of reference and shall be ignored in the interpretation and construction of any of the provisions.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have hereunto set their hands the day and year first above written.

SIGNED by /s/Joseph Tanner, Director        )
                                            )
for and on behalf of                        )
MATTLINE INDUSTRIES SDN BHD                 )
in the presence of :                        )

SIGNED by /s/Wong Chong Yee, General        )
Manager, Finance                            )
for and on behalf of                        )
GEOK HONG SDN BHD                           )
in the presence of :-                       )

                                 FIRST SCHEDULE

(Which is to be taken read and construed as an essential part of this Agreement)

Item              Description                             Particulars
----       ---------------------              ----------------------------------
 1.        Date of Agreement                  April 1, 2003

 2.        Landlord                           Geok Hong Sdn Bhd

 3.        Tenant                             Mattline Industries Sdn Bhd

 4.         Demised Premises                  HSD 31775, PT 3222 at Mukim 1, Seberang
                                              Perai Tengah, Pulau Pinangupon which a
                                              factory building is situated

5(a)       Term of Tenancy                    Three years

5(b)       Commencement Date                  The later of 1 May 2003 or the Completion
                                              Date

5(c)       Expiry Date                        Third Anniversary
                                              of the Commencement Date

5(d)       First Renewal Term Expiry Date     First Anniversary of the
                                              expiry of the Term

 6.        Rent                               RM240,000 a month

 7.        Rent Deposit                       Equivalent to two months Rent

 8.        Utilities Deposit                  Equivalent to one month's Rent

 9.        First Renewal Term                 One year

10        Second Renewal Term                 Two years

11.       Weight Load                         [______] kg